UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – March 6, 2006

RYERSON SAVINGS PLAN

(f/k/a Ryerson Tull Savings Plan)

(Full Title of the Plan)

Commission File No. 33-32504 and 33-13292

RYERSON INC.

(Name of issuer of securities held pursuant to the plans and the address of its principal executive office)

Delaware	1-9117	36-3425828
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2621 West 15th Place

Chicago, Illinois 60608

(Address of principal executive offices)

Registrant’s telephone number, including area code: (773) 762-2121

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Former Independent Registered Public Accounting Firm.

On March 23, 2006, Ryerson Savings Plan, formerly Ryerson Tull Savings Plan (the “Plan”) notified PricewaterhouseCoopers LLP (“PwC”) that PwC had been dismissed as the independent registered public accounting firm for the Plan effective March 6, 2006.

The dismissal was approved by the Audit Committee of Ryerson, Inc. (the “Company”), the sponsor of the Plan.

During the years ended December 31, 2004 and 2003 and through March 6, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in their reports on the Plan’s financial statements for such years.

None of the “reportable events” described under Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2004 and 2003, and through March 6, 2006.

The reports issued by PwC on the financial statements of the Plan as of and for the year ended December 31, 2004 and as of and for the year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

The Plan has requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 24, 2006, is attached as Exhibit 16.1 to this report.

(b) New Independent Registered Public Accounting Firm

On March 6, 2006, the Plan retained Crowe Chizek and Company LLC (“Crowe Chizek”) as the new independent registered public accounting firm to audit the financial statements of the Plan for the fiscal year ended December 31, 2005. The appointment of Crowe Chizek was approved by the Company’s Audit Committee. During the years ended December 31, 2004 and 2003, and through March 6, 2006, the Plan did not consult with Crowe Chizek regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan’s financial statements, and neither a written report was provided to the Plan nor oral advice was provided that Crowe Chizek concluded was an important factor considered by the Plan in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits. The following exhibits are being filed herewith:

16.1 Letter from PricewaterhouseCoopers LLP dated March 24, 2006, to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RYERSON SAVINGS PLAN

By:	/s/ Lily L. May
	By:	Lily L. May
Vice President and Controller of Ryerson Inc. and Member of Ryerson Savings Plan Committee

DATE: March 24, 2006

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Exhibit Index

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers LLP dated March 24, 2006 to the Securities and Exchange Commission

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